Exhibit 99.2

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Years Ended December 31,
	2023	2022	2021
Net Sales
Oral, Personal and Home Care

North America(1)	$4,091	$4,002	$3,947
Latin America	4,640	3,982	3,663
Europe	2,571	2,362	2,588
Asia Pacific	2,782	2,826	2,867
Africa/Eurasia	1,083	1,082	1,045

Total Oral, Personal and Home Care	15,167	14,254	14,110

Pet Nutrition(2)	4,290	3,713	3,311

Total Net Sales	$19,457	$17,967	$17,421

(1) Net sales in the U.S. for Oral, Personal and Home Care were $3,625, $3,511 and $3,391 in 2023, 2022 and 2021, respectively.
(2) Net sales in the U.S. for Pet Nutrition were $2,918, $2,432 and $2,018 in 2023, 2022 and 2021, respectively.

	Years Ended December 31,
	2023	2022	2021
Operating Profit
Oral, Personal and Home Care

North America	$871	$741	$739
Latin America	1,417	1,108	1,012
Europe	573	534	697
Asia Pacific	767	737	844
Africa/Eurasia	254	228	203

Total Oral, Personal and Home Care	3,882	3,348	3,495

Pet Nutrition	806	850	901
Corporate	(704)	(1,305)	(1,064)

Total Operating Profit	$3,984	$2,893	$3,332

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Years Ended December 31,
	2023	2022	2021
Capital expenditures
Oral, Personal and Home Care

North America	$46	$66	$88
Latin America	146	121	118
Europe	44	31	43
Asia Pacific	65	60	50
Africa/Eurasia	10	30	33

Total Oral, Personal and Home Care	311	308	332

Pet Nutrition	301	297	147
Corporate	93	91	88

Total Capital expenditures	$705	$696	$567

	Years Ended December 31,
	2023	2022	2021
Depreciation and amortization
Oral, Personal and Home Care

North America	$116	$128	$127
Latin America	98	93	88
Europe	65	68	75
Asia Pacific	84	89	96
Africa/Eurasia	9	9	9

Total Oral, Personal and Home Care	372	387	395

Pet Nutrition	101	65	62
Corporate	94	93	99

Total Depreciation and amortization	$567	$545	$556

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Years Ended December 31,
	2023	2022	2021
Identifiable assets
Oral, Personal and Home Care

North America	$4,616	$4,727	$5,612
Latin America	2,987	2,603	2,369
Europe	2,850	2,742	2,878
Asia Pacific	2,071	2,085	2,161
Africa/Eurasia	698	694	599

Total Oral, Personal and Home Care	13,222	12,851	13,619

Pet Nutrition	3,084	2,804	1,342
Corporate(1)	87	76	79

Total Identifiable assets	$16,393	$15,731	$15,040

(1) In 2023, Corporate identifiable assets primarily consisted of investments in equity securities (98%). In 2022, Corporate identifiable assets primarily consisted of investments in equity securities (95%). In 2021, Corporate identifiable assets primarily consisted of investments in equity securities (87%) and derivative instruments (10%).

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net Sales
Oral, Personal and Home Care

North America	$1,037	$1,019	$2,073	$2,019
Latin America	1,267	1,178	2,520	2,253
Europe	685	637	1,358	1,245
Asia Pacific	682	664	1,408	1,402
Africa/Eurasia	273	268	549	556

Total Oral, Personal and Home Care	3,944	3,766	7,908	7,475

Pet Nutrition	1,114	1,056	2,216	2,117

Total Net Sales	$5,058	$4,822	$10,124	$9,592

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Operating Profit
Oral, Personal and Home Care

North America	$213	$222	$427	$413
Latin America	417	363	822	678
Europe	169	139	321	257
Asia Pacific	195	169	402	371
Africa/Eurasia	64	62	130	130

Total Oral, Personal and Home Care	1,058	955	2,102	1,849

Pet Nutrition	235	191	433	374
Corporate	(201)	(172)	(397)	(340)

Total Operating Profit	$1,092	$974	$2,139	$1,883

Note: Table may not sum due to rounding.

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Three Months Ended March 31,
	2024	2023
Net Sales
Oral, Personal and Home Care

North America	$1,035	$999
Latin America	1,253	1,075
Europe	673	609
Asia Pacific	727	738
Africa/Eurasia	276	288

Total Oral, Personal and Home Care	3,963	3,709

Pet Nutrition	1,102	1,061

Total Net Sales	$5,065	$4,770

Note: Table may not sum due to rounding.

	Three Months Ended March 31,
	2024	2023
Operating Profit
Oral, Personal and Home Care

North America	$214	$191
Latin America	405	315
Europe	153	118
Asia Pacific	207	202
Africa/Eurasia	66	68

Total Oral, Personal and Home Care	1,044	894

Pet Nutrition	199	183
Corporate	(196)	(168)

Total Operating Profit	$1,047	$909

Note: Table may not sum due to rounding.

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

Three Months Ended December 31,
2023
Net Sales
Oral, Personal and Home Care

North America	$1,047
Latin America	1,192
Europe	637
Asia Pacific	698
Africa/Eurasia	262

Total Oral, Personal and Home Care	3,836

Pet Nutrition	1,114

Total Net Sales	$4,950

Three Months Ended December 31,
2023
Operating Profit
Oral, Personal and Home Care

North America	$231
Latin America	366
Europe	151
Asia Pacific	203
Africa/Eurasia	59

Total Oral, Personal and Home Care	1,010

Pet Nutrition	231
Corporate	(169)

Total Operating Profit	$1,072